UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 5, 2013

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by Matador Resources Company (the “Company”) on February 5, 2013, announcing its proved oil and natural gas reserves at December 31, 2012. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

In the Press Release, the Company has included as a “non-GAAP financial measure,” as defined in Item 10 of Regulation S-K of the Exchange Act, present value discounted at 10% (pre-tax) of estimated total proved reserves (“PV-10”). In the Press Release, the Company has provided, where available, reconciliations of the non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with generally-accepted accounting principles (“GAAP”) in the United States. In addition, in the Press Release, the Company has provided the reasons why the Company believes this non-GAAP financial measure provides useful information to investors.

Item 7.01	Regulation FD Disclosure.

Item 2.02 above is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: February 4, 2013	By:	/s/ David E. Lancaster
Name: David E. Lancaster
Title: Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 5, 2013.